UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On March 15, 2016, the Audit Committee (the “Committee”) of the Board of Directors of Black Stone Minerals GP, L.L.C., the general partner of Black Stone Minerals, L.P. (the “Partnership”), approved the dismissal of BDO USA, LLP (“BDO”) as the Partnership’s independent registered public accounting firm. On March 15, 2016 (the “Dismissal Date”), the Partnership notified BDO of its dismissal effective immediately.

BDO’s reports on the Partnership’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through the Dismissal Date, there were (i) no disagreements between the Partnership and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided BDO with a copy of this Current Report on Form 8-K, and requested that BDO furnish the Partnership with a letter addressed to the U.S. Securities and Exchange Commission stating whether BDO agrees with the disclosures contained in this Current Report on Form 8-K, and, if not, stating the respects in which it does not agree. The Partnership has received the requested letter from BDO and a copy of BDO’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, on March 15, 2016, the Committee approved the engagement of Ernst & Young LLP as the Partnership’s independent registered public accounting firm. Ernst & Young LLP was formally engaged on March 20, 2016.

During the Partnership’s two most recent fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the Dismissal Date, neither the Partnership nor anyone on its behalf has consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, and neither a written report nor oral advice was provided to the Partnership that Ernst & Young LLP concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership’s limited partners entitled to vote at the Partnership’s Annual Meeting of Limited Partners to be held on May 26, 2016 will be asked to ratify the selection of Ernst & Young LLP as the Partnership’s principal accountant for the fiscal year ending December 31, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of BDO USA, LLP, dated March 21, 2016, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its General Partner

Dated: March 21, 2016	By:	/s/ Steve Putman
	Name:	Steve Putman
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

16.1	Letter of BDO USA, LLP, dated March 21, 2016, regarding change in independent registered public accounting firm.